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                                                                   EXHIBIT 10.18

                            ESOP STOCK SALE AGREEMENT

         This ESOP STOCK SALE AGREEMENT (this "Agreement") is dated as of November 21, 2003 by and among SIMMONS HOLDINGS, INC., a Delaware corporation (the "Company"), STATE STREET BANK AND TRUST COMPANY, solely in its capacity as trustee (the "Trustee") of the Simmons Company Employee Stock Ownership Trust (the "ESOT"), and THL Bedding Company, a Delaware corporation (the "Buyer").

         WHEREAS, the ESOT is, as of the date hereof, the record and beneficial owner of 3,382,739.58 shares of common stock of the Company, all of which shares (the "ESOP Shares") are, pursuant to the terms of the Simmons Company Employee Stock Ownership Plan, as amended and restated effective January 17, 1989, and as further amended through the date hereof (the "ESOP"), allocated to the accounts of ESOP participants;

         WHEREAS, the Company, Simmons Holdings, LLC (the "Investor"), the Management Investors (as defined therein) (collectively, the "Sellers"), and the Buyer have entered into that certain Stock Purchase Agreement dated as of November 17, 2003 (the "Primary Agreement") that contemplates the purchase by the Buyer of shares of common stock of the Company owned by the Sellers; and terms used and not otherwise defined herein have the meanings ascribed to such terms in the Primary Agreement; and

         WHEREAS, subject to the satisfaction of the provisions set forth in
Section 2.1(b) of the Stockholders' Agreement, the Trustee has agreed to sell the ESOP Shares to the Buyer.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representatives, warranties, agreements and covenants set forth herein, the Buyer, the Company and the Trustee, each intending to be legally bound, hereby agree as follows:

1.       PURCHASE AND SALE OF THE ESOP SHARES.

         1.1 Purchase and Sale. Subject to compliance with all the terms and conditions of this Agreement, and in reliance on the representations and warranties set forth herein, on the Closing Date (as defined below), the Trustee will sell (the "Sale") to the Buyer, and the Buyer will purchase from the Trustee, each ESOP Share owned by the ESOT on the Closing Date (which aggregate number of shares will be 3,382,739.58 shares), for the Purchase Price per Share (as defined in Section 1.2 of the Primary Agreement) in cash.

         1.2      The Closing.

                           (a) Subject to the terms and conditions hereof, the
                  closing (the "Closing") of the Sale will occur at the same time and place as the closing of the transactions contemplated by the Primary Agreement.

                           (b) At the Closing, the Trustee will deliver to the
                  Buyer one or more stock certificates representing the ESOP Shares to be purchased by the Buyer pursuant to Section 1.1 above in proper form for transfer, accompanied by appropriate stock powers duly executed in blank, together with any and all necessary documentary or transfer tax stamps duly affixed and cancelled and otherwise in form satisfactory to the Buyer.

                           (c) At the Closing, the Buyer will deliver to the
                  Trustee an amount

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                  equal to the product of the Purchase Price per Share
                  multiplied by the number of ESOP Shares sold pursuant to
                  Section 1.1 above, in cash by wire transfer of immediately available funds to such bank account as the Trustee will designate in writing to the Buyer at least two business days prior to the Closing Date.

2.       REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE.

         As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Trustee represents and warrants, as of the date hereof and as of the Closing Date, to the Buyer as follows:

         2.1 Authority and Related Matters. The Trustee has the legal capacity, power and authority (including full organizational power and authority) to execute and deliver this Agreement and each other agreement, document or instrument contemplated by this Agreement and to perform its obligations hereunder. All actions or proceedings to be taken by or on the part of the Trustee to authorize and permit the execution and delivery by the ESOT of this Agreement and the instruments required to be executed and delivered by it pursuant hereto, the performance by the ESOT of its obligations hereunder and the consummation by the ESOT of the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Trustee and constitutes the legal, valid and binding obligation of the ESOT, enforceable against the ESOT in accordance with its terms.

         2.2 Title to Shares. The ESOT is the record and beneficial owner of and has good and marketable title to, the ESOP Shares, free and clear of any Lien, except for restrictions on transfer (a) contained in that certain Stockholders Agreement dated as of October 29, 1998 among the Company, Simmons Company ("Simmons"), the Investor and the Trustee (the "Stockholders Agreement") or (b) imposed by applicable securities laws. Neither the Trustee nor the ESOT are party to any option, warrant, purchase right or other contract or commitment that requires either of them to sell, transfer or otherwise dispose of any capital stock of the Company, except for this Agreement and the Stockholders Agreement and the ESOP. The Trustee and the ESOT have full right, power and authority to enter into this Agreement and to sell, transfer and deliver the ESOP Shares.

         2.3 No Violation or Approval. The execution, delivery and performance by the Trustee of this Agreement and the consummation by the ESOT of the transactions contemplated hereby will not result in a breach or violation of, or a default under, (a) any statute applicable to the ESOT (provided that the Trustee makes no representation or warranty with respect to ERISA), (b) any agreement to which the ESOT is a party or by which the ESOT or any of the ESOP Shares or other ESOT assets is bound, or (c) any order, judgment, decree, rule or regulation of any court or any governmental agency or body having jurisdiction over the ESOT or any of the ESOP Shares or other ESOT assets. No consent, approval, order or authorization of, or filing with, any governmental authority or entity or any other party is required of the ESOT in connection with the execution and delivery by the Trustee of this Agreement or the consummation of any of the transactions contemplated hereby, except for required filings under the HSR Act or any similar foreign filings.

         2.4 Litigation. As of the date hereof, there is no action, suit or proceeding against, or to the knowledge of the Trustee threatened against or affecting, the ESOT or its properties, assets or business, before any court or arbitrator or any governmental body, agency or official

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that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated thereby.

         2.5 Brokers. No broker or finder has been engaged by the Trustee or the ESOT in connection with the transactions contemplated by this Agreement and neither the Trustee nor the ESOT has any liability or obligation to pay any fees or commissions to any broker, finder or agent in connection herewith for which Buyer could become liable or obligated, except that the Trustee has engaged Willamette Management Associates ("WMA") in connection with the transactions contemplated by this Agreement and the Primary Agreement.

         2.6 Fairness Opinion. On the date hereof, the ESOT has received the fairness opinion (the "ESOT Fairness Opinion") of WMA to the effect that the consideration to be received by the ESOT for the ESOP Shares in connection with the transactions contemplated by this Agreement and the Primary Agreement is not less than fair value and that such transactions, considered as a whole, are fair to the ESOP from a financial point of view, and such opinion has not been withdrawn, qualified or otherwise modified.

3.       REPRESENTATIONS AND WARRANTIES OF THE BUYER.

         As an inducement to the Trustee to enter into this Agreement and to consummate the transactions contemplated hereby, the Buyer represents and warrants to the Trustee as follows:

         3.1 Representations and Warranties. The representations and warranties of the Buyer under the Primary Agreement are true and correct as of the date thereof except for (i) representations and warranties that speak as of a specific date or time, which need only be true and correct as of such date or time and (ii) representations and warranties that are not qualified by a Material Adverse Effect or otherwise by material adversity, which need be true and correct in all material respects only.

         3.2 Authorization. The Buyer has the legal capacity, power and authority (including full corporate power and authority) to execute and deliver this Agreement and each other agreement, document or instrument contemplated by this Agreement and to perform its obligations hereunder. All actions or proceedings to be taken by or on the part of the Buyer to authorize and permit the execution and delivery by the Buyer of this Agreement and the instruments required to be executed and delivered by it pursuant hereto, the performance by the Buyer of its obligations hereunder and the consummation by the Buyer of the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

         3.3 No Violation or Approval. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not result in a breach or violation of, or a default under, (a) any of the Buyer Charter Documents, (b) any statute applicable to the Buyer, (c) any agreement to which the Buyer is a party or by which the Buyer or any of its assets is bound, or (d) any order, judgment, decree, rule or regulation of any court or any governmental agency or body having jurisdiction over the Buyer or any of its assets. No consent, approval, order or authorization of, or filing with, any governmental authority or other entity is required in connection with the execution and delivery by the Buyer of this Agreement or the

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consummation by the Buyer of the transactions contemplated hereby, except for required filings under the HSR Act or any similar foreign filings.

         3.4 Litigation. As of the date hereof, there is no action, suit or proceeding against, or to the knowledge of the Buyer threatened against or affecting, the Buyer or any Affiliate of the Buyer or any of their properties, assets or businesses, before any court or arbitrator or any governmental body, agency or official that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

         3.5 Investment Representation. The Buyer is acquiring the ESOP Shares for investment and not with a view to, or in connection with, any distribution or sale thereof in violation of the Securities Act.

         3.6 Financing. The Buyer has and as of the Closing Date will have sufficient immediately available funds in cash or binding commitment letters (the "Commitment Letters"), copies of which have been provided to the Trustee, to acquire the ESOP Shares and to pay all contemplated fees and expenses incurred by it and related to the transactions contemplated by this Agreement.

         3.7 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the intervention of any Person acting on behalf of the Buyer in such manner as to give rise to any valid claim against the Trustee, the Company or the Buyer for any brokerage or finder's commission, fee or similar compensation.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         As an inducement to the Trustee to enter into this Agreement the Company hereby represents and warrants to the Trustee as and to the extent provided in Sections 3.1, 3.2, and 3.3 of the Primary Agreement.

5.       COVENANTS.

         5.1 Certain Agreements. Each of the parties hereto will use its commercially reasonable best efforts to consummate the transactions contemplated by this Agreement and the Primary Agreement. Each party will promptly notify the others of any action, suit or proceeding that may be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party will promptly notify the other parties of any lawsuit, claim, proceedings or investigation that may be threatened, brought, asserted or commenced after the date hereof against the Company or any Subsidiary that would have been required to be disclosed under the Primary Agreement, and, in the case of any of the foregoing pending on the date hereof, of any material development in respect thereto. Each of the parties hereto will give prompt notice to the other parties of (a) any notice or other communication received by any such Person from any governmental body or third Person alleging that the consent of such governmental body or third Person is or may be required in connection with the transactions contemplated by this Agreement, (b) the occurrence of any event or circumstance that could have a Material Adverse Effect, and of which such party has knowledge, (c) the breach of any representation, warranty, covenant or other material agreement of any such party contained herein, or (d) any amendments or supplements to, or waivers or consents under, the Primary Agreement;

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provided, however, that notice of any such amendments, supplements, waivers or consents be given to the Trustee at least two business days prior to the adoption, granting or execution thereof.

         5.2 Governmental Filings. The Trustee, the Company and the Buyer will cooperate with each other in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies (domestic or foreign) having jurisdiction with respect to this Agreement and the transactions contemplated hereby, and in seeking necessary consultation with and prompt favorable action by, including required consents of, any such agencies, authorities or bodies.

         5.3 Amendment of Primary Agreement. The Company and the Buyer covenant that without the prior written consent of the Trustee, which consent will not be unreasonably withheld, they will not consent to any amendment of the Primary Agreement that results in (i) a change in the definition or calculation of the Purchase Price or the Purchase Price per Share (as those terms are defined therein) or (ii) any change that disproportionately adversely affects any stockholder or class of stockholders.

         5.4 Investigation of the Company and the Buyer by the Trustee. Each of the Company and the Buyer will afford to the officers, employees and authorized representatives of the Trustee (including, without limitation, independent public accountants, attorneys, environmental consultants and engineers) reasonable access during normal business hours to their and their Subsidiaries' respective offices, properties, employees and business and financial records (including computer files, retrieval programs and similar documentation) to the extent the Trustee will reasonably deem necessary or desirable and will furnish to the Trustee or its authorized representatives, such additional information concerning the Company, the Buyer and their respective Subsidiaries and each of their properties, assets, businesses and operations as will be reasonably requested, including all such information as will be necessary to enable the Trustee or its representatives to verify the accuracy of the representations and warranties contained in Section 4, to verify that the covenants of the Company and the Buyer have been complied with, and to determine whether the conditions set forth in Section 6 have been satisfied. The Trustee covenants that such investigation will be conducted in such a manner as not to interfere unreasonably with the operations of the Company and the Buyer. No investigation by the Trustee or its representatives hereunder will affect the representations and warranties of the Company and the Buyer.

6.       CONDITIONS.

         6.1 Conditions Precedent to Obligations of Trustee. The obligations of the Trustee to consummate the transactions contemplated by this Agreement will, at its option, be subject to the satisfaction on or prior to the Closing Date, of the following conditions:

                  6.1.1 No Misrepresentation or Breach of Covenants and Warranties. There will have been no material breach of covenants by the Buyer or the Company in the performance of any of their covenants and agreements herein; each of the representations and warranties of the Buyer and the Company contained in this Agreement and of the Buyer contained in the Primary Agreement will be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time, which need only be true and correct as of such date or time, (ii) representations and warranties that

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

         are not qualified by Material Adverse Effect or otherwise by material adversity, which need be true and correct except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the following clause (iii)) would not have a Material Adverse Effect, (iii) representations and warranties that are qualified by Material Adverse Effect or otherwise by material adversity will also be true and correct without regard to such qualification except for such inaccuracies as in the aggregate (together with the inaccuracies referred to in the preceding clause (ii)) would not have a Material Adverse Effect, and
         (iv) changes therein specifically permitted by this Agreement and the Primary Agreement. The Buyer will deliver to the Trustee a certificate to such effect as it relates to the Buyer, dated the Closing Date, and signed by the President or other senior executive officer of the Buyer in such person's capacity as an officer of the Buyer and not in his or her individual capacity. The Company will deliver to the Trustee a certificate to such effect as it relates to the Company, dated the Closing Date, and signed by the President or other senior executive officer of the Company in such person's capacity as an officer of the Company and not in his or her individual capacity.

                  6.1.2 Litigation. At the Closing Date, there will be no injunction, restraining order or decree of any nature of any court or other governmental body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions or other material obligations of the parties hereto as contemplated hereby, and no proceedings seeking any such relief or seeking material damages with respect to the transactions contemplated hereby will be threatened or pending by any governmental body of competent jurisdiction.

                  6.1.3 Primary Agreement. The Primary Agreement will not have been terminated and will be consummated substantially simultaneously with the consummation of the Sale.

         6.2 Conditions Precedent to Obligations of the Buyer. The obligations of the Buyer to consummate the transactions contemplated by this Agreement will, at its option, be subject to the satisfaction on or prior to the Closing Date, of the following conditions:

                  6.2.1 No Misrepresentations or Breach of Covenants and Warranties. There will have been no material breach of covenants by the Trustee or the Company in the performance of any of their covenants and agreements herein; each of the representations and warranties of the Trustee and the Company contained in this Agreement will be true and correct as of the Closing Date as though made as of the Closing Date, except for (i) representations and warranties that speak as of a specific date or time, which need only be true and correct as of such date or time, (ii) representations and warranties that are not qualified by materiality or Material Adverse Effect and which need be true and correct in all material respects only, and (iii) changes therein specifically permitted by this Agreement and the Primary Agreement. The Trustee will deliver to the Buyer a certificate to such effect as it relates to the Trustee, dated the Closing Date, and signed by the President or other senior executive officer of the Trustee, in such person's capacity as an officer of the Trustee and not in his or her individual capacity. The Company will deliver to the Buyer a certificate to such effect as it relates to the Company, dated the Closing Date, and signed by the President or other senior executive officer of the Company in such

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         person's capacity as an officer of the Company and not in his or her individual capacity.

                  6.2.2 Litigation. At the Closing Date, there will be no injunction, restraining order or decree of any nature of any court or other governmental body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions or other material obligations of the parties hereto as contemplated hereby, and no proceedings seeking any such relief or seeking material damages with respect to the transactions contemplated hereby will be threatened or pending by any governmental body of competent jurisdiction.

                  6.2.3 Primary Agreement. The Primary Agreement will not have been terminated and will be consummated substantially simultaneously with the consummation of the Sale.

7.       TERMINATION.

         7.1 Non-Survival of Representations Warranties and Agreements. All representations and warranties in this Agreement will terminate at the earlier of (i) the consummation of the transactions contemplated hereby and (ii) the termination of this Agreement in accordance with Section 7.2 below. All covenants and agreements set forth in this Agreement will survive in accordance with their terms.

         7.2 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement (i) may be terminated at any time prior to the Closing Date by the mutual consent of the parties hereto and (ii) will terminate automatically upon the earlier termination of the Primary Agreement in accordance with Section 8.1 thereof; provided, however, that if pursuant to the terms thereof, the Primary Agreement is amended to extend the Expiration Date thereunder beyond January 31, 2004, this Agreement may only be extended for the same period with the prior consent of the Trustee, which consent will not be unreasonably withheld. In the event that this Agreement is terminated pursuant to this Section 7.2, all obligations of the parties under this Agreement (other than under this Section 7.2 and Section 7.1 above) will be terminated without liability or penalty on the part of any party or its officers or directors to any other party, other than may result from any willful and material breach by a party of this Agreement. In the event that the Primary Agreement is terminated, all obligations of the parties hereunder will cease and all actions taken by the parties under this Agreement (including amendments, waivers, exchanges or sales) will be deemed void ab initio and each party to this Agreement will be restored to its legal, contractual and ownership position immediately prior to entering into this Agreement.

8.       GENERAL.

         8.1 Notices. All notices, requests, demands, claims and other communications required or permitted hereunder will be in writing and will be sent by nationally recognized overnight courier, registered mail or certified mail, or by electronic mail with confirmation of receipt. Any notice, request, demand, claim, or other communication required or permitted hereunder will be deemed duly given, as applicable, (a) one business day following the date sent when sent by overnight delivery or the date receipt is confirmed when sent by electronic mail, or (b) five business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid to the following address:

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         (a) If to the Buyer:

         THL Bedding Company
         c/o Thomas H. Lee Partners, L.P.
         75 State Street
         Boston, Massachusetts  02109
         Tel: (617) 227-1050
         Fax: (617-227-3514
         Attention:  Scott A. Schoen
         (sschoen@thlee.com)
         and
         Todd Abbrecht
         (tabbrecht@thlee.com)

         --  with a copy to  --

         Weil, Gotshal & Manges LLC
         100 Federal Street
         Boston, Massachusetts  02110
         Attention: James Westra, Esquire
         (james.westra@weil.com)
         Tel: (617) 772-8377
         Fax: (617) 772-8333
         and
         Marilyn French, Esquire
         (marilyn.french@weil.com)
         Tel: (617) 772-8319

         (b) if to the Company:

         c/o Fenway Partners, Inc.
         152 West 57th Street, 59th Floor
         New York, New York 10019
         Tel.: (212) 698-9400
         Fax: (212) 581-1205
         Attention: Richard C.  Dresdale and Aron I.  Schwartz
         (aschwartz@fenwaypartners.com)

         --  with a copy to --

         Ropes & Gray LLP
         One International Place
         Boston, Massachusetts 02 110-2624
         Tel.: (617) 951-7000
         Fax:  (617) 951-7050
         Attention: Lauren I.  Norton, Esq.
         (lnorton@ropesgray.com)

         --  and a copy to --

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         Simmons Company
         One Concourse Parkway, Suite 800
         Atlanta, GA 30328-5369
         Tel: (770) 392-2502
         Fax: (770) 392-2608
         Attention: Kristen K. McGuffey, Esq.
         (kmcguffey@simmons.com)

         (c) if to the Trustee:

         State Street Bank & Trust Company
         Batterymarch Park III
         Three Pine Hill Drive
         Quincy, Massachusetts 02169
         Attn: Kelly Q. Driscoll
         Telecopy:(617) 376-7313

         --  with a copy to --

         Kirkpatrick & Lockhart LLP
         Henry W. Oliver Building
         535 Smithfield Street
         Pittsburgh, PA 15222
         Tel: (412) 355-6536
         Fax: (412) 355-6501
         Attention: Charles R.  Smith
         (csmith@kl.com)

         8.2 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or under public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substances of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         8.3 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto to separate counterparts, each of which will be deemed an original for all purposes and all of which together will constitute one and the same instrument.

         8.4 Governing Law. This Agreement will be governed by and construed in accordance with ERISA and the laws of the State of New York without regard to principles of conflicts of laws.

         8.5 Assignment: Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the foregoing, this Agreement will be

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binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, heirs, legatees, distributees, executors, administrators and guardians. Nothing in this Agreement, expressed or implied, is intended or will be construed upon any Person any right, remedy or claim under or by reason of this Agreement.

         8.6 Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. All references to "Sections" in this Agreement refer to Sections of this Agreement unless the context otherwise clearly indicates.

         8.7 Knowledge. In each provision of this Agreement in which a representation or warranty is qualified to the "knowledge" of a Person or to the "best of the knowledge" of a person, unless otherwise stated in such provision, each such phrase means that the Person does not have actual knowledge after due investigation thereof of any state of facts that is different from the facts described in the warranty or representation.

         8.8 Entire Agreement: Amendments. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. Any such agreement will be validly and sufficiently authorized for purposes of this Agreement if it is signed by the Trustee, the Buyer and the Company.

         8.9 Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement will not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No Waiver of any breach of this Agreement will be held to constitute a waiver of any other or subsequent breach.

         8.10 Specific Performance. The parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issues by a court of competent jurisdiction. Such a remedy will, however, not be exclusive, and will be in addition to any other remedies that any party may have under this Agreement or otherwise.

[The remainder of this page is intentionally left blank. Signatures follow.]

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

THE COMPANY:                        SIMMONS HOLDINGS, INC.
                                    a Delaware corporation

                                    By: /s/ William S. Creekmuir
                                        ----------------------------------
                                        Name: William S. Creekmuir
                                        Title: Executive Vice President and CFO

THE TRUSTEE                         STATE STREET BANK AND TRUST COMPANY,
                                    as trustee of the Simmons Company Employee
                                    Stock Ownership Trust

                                    By: /s/ Sidney S. Marzeoth
                                        -----------------------------
                                        Name: Sidney S. Marzeoth
                                        Title: Vice President

THE BUYER                           THL BEDDING COMPANY

                                    By: /s/ Scott A. Schoen
                                        ------------------------------
                                        Name: Scott A. Schoen
                                        Title: President

9274623_iSignature Page to ESOP Stock Sale Agreement

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